SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): January 19, 2000

                                IMH ASSETS CORP.
(as depositor under a Series 2000-1 Indenture dated as of January 28, 2000, providing for, among other things, the issuance of Collateralized Asset-Backed Bonds Series 2000-1)



                                IMH ASSETS CORP.
               --------------------------------------------------
               (Exact name of Issuer as specified in its charter)

        CALIFORNIA                  333-60707                33-0705301
----------------------------        -----------          ----------------------
(State or Other Jurisdiction        (Commission          (I.R.S. Employer
of Incorporation)                   File Number)         Identification No.)


            1401 Dove Street
            Newport Beach, California                    92660
            ---------------------                     ----------
            (Address of Principal                     (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600

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Item 5.  Other Events.
         -------------

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  25.1. Statement of eligibility of Norwest Bank Minnesota, National Association on Form T-1 under the Trust Indenture Act of 1939 of a Corporation designated to act as Trustee.



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





                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 IMH ASSETS CORP.


                                                 By: /s/ Lisa Duehring
                                                    ----------------------
                                                 Name:   Lisa Duehring
                                                 Title:  Vice President


Dated: January 19, 2000


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                                  EXHIBIT INDEX


                             Item 601 (a) of            Sequentially
         Exhibit             Regulation S-K             Numbered
         Number              Exhibit No.                Description
         ------              -----------                -----------

         1                        25.1                  Form T-1



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